              SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April 16, 1996, between ANDREA ELECTRONICS CORPORATION, a New York corporation (the "Company"), and each purchaser executing a counterpart of the signature page hereto (each, a "Purchaser" and collectively, the "Purchasers").

                  W I T N E S S E T H :

     WHEREAS, the Company proposes to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, an aggregate of U.S. $2,198,000 aggregate principal amount of the Company's 15% Convertible Subordinated Debentures Due October 16, 1997 (the "Notes"), on the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                        ARTICLE I
                       DEFINITIONS

     SECTION 1.01. Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

     "Affiliate" of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such Person.

     "Closing" has the meaning set forth in Section 2.02.

     "Commission" means the United States Securities and Exchange
Commission.

     "Common Stock" means the common stock, $.50 par value per share, of the Company.

     "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Notes.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Governmental Authority" means any federal, state or other political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" within the meaning of paragraphs (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act.

     "Legend" has the meaning set forth in Section 4.02(h).

     "Material Adverse Effect" has the meaning set forth in Section 3.01.

     "Non-U.S. Person" means a Person that is not a U.S. Person.

                                    1

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

     "Registration Rights Agreement" means that certain Registration Rights Agreement substantially in the form of Exhibit B hereto, dated as of the date hereof, between the Company and Purchaser, as such Registration Rights Agreement may be modified or amended from time to time pursuant to its terms.

     "SEC Reports" means the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Transaction Documents" means, collectively, this Agreement, the Registration Rights Agreement and the Notes.

     "United States" has the meaning ascribed to such term in Rule 902(p) of Regulation S under the Securities Act.

     "U.S. Person" has the meaning ascribed to such term in Rule 902(o) of Regulation S under the Securities Act.

                       ARTICLE II
                    SALE AND PURCHASE

     SECTION 2.01. Agreement to Sell and to Purchase; Purchase Price. On the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to issue and sell to the Purchasers, and the Purchasers hereby agree to purchase and accept from the Company, an aggregate of U.S. $2,198,000 aggregate principal amount of Notes at a purchase price equal to 90.9918% of the aggregate principal amount thereof, payable in immediately available funds (the "Purchase Price"). A copy of the form of Note is attached as Exhibit A hereto and the terms thereof are hereby expressly incorporated by reference herein.

     SECTION 2.02. Closing. The closing of the sale and purchase of the Notes (the "Closing") shall be deemed to take place concurrently with the execution and delivery of this Agreement by the parties hereto. At the Closing, the following closing transactions shall take place, each of which shall be deemed to occur simultaneously with the Closing: (i) the Company shall execute, issue and deliver the Notes to the Purchasers; (ii) the Purchasers shall pay the Purchase Price by wire transfer to the account designated by the Company in writing prior to the Closing; (iii) the Company shall pay the expenses set forth in Section 6.02 hereof by wire transfer to the account designated by the Purchasers in writing prior to the Closing; provided that if the Company and the Purchasers so agree, such expenses may be netted against the Purchase Price;
(iv) the Company and the Purchasers shall execute and deliver the Registration Rights Agreement; (v) the Company shall deliver to the Purchasers a certificate executed by the secretary of the Company, signing in such capacity, dated the date of the Closing (A) certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Notes and the reservation and issuance of the Conversion Shares upon conversion of the Notes), which authorization shall be in full force and effect on and as of the date of such certificate, and
(B) certifying and attesting to the office, incumbency, due authority and specimen signatures of each Person who executed any Transaction Document for or on behalf of the Company; and (vi) Brown & Wood, as counsel to the Company, shall deliver to the Purchasers an opinion, dated the date of the Closing and addressed to the Purchasers, in form and substance acceptable to the Purchasers.

                       ARTICLE III
      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to the Purchasers to purchase the Notes, the Company hereby represents and warrants to the Purchasers that on and as of the date hereof:

                                  2
     SECTION 3.01. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority, and all authorizations, licenses, permits and certifications necessary to own its properties and assets and to carry on its business as it is now being conducted and proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company (a "Material Adverse Effect").

     SECTION 3.02. Securities of the Company. The authorized Capital Stock of the Company consists of 10,000,000 shares of Common Stock, of which 3,343,650 shares were issued and outstanding as of March 27, 1996.
Except as set forth in the SEC Reports, the Company has no other authorized, issued or outstanding equity securities or securities containing any equity features, or any other securities convertible into, exchangeable for or entitling any person to otherwise acquire any other securities of the Company containing any equity features. All of the outstanding shares of Capital
Stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. The Notes and all of the Conversion Shares have been duly and validly authorized. When issued against payment therefor as provided in this Agreement, the Notes will be validly issued and will constitute valid and enforceable obligations of the Company, enforceable against the Company in accordance with their terms (subject to the effects of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity). When issued upon conversion of the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable, free and clear all preemptive rights, claims, liens, charges, encumbrances and security interests of any nature whatsoever. A sufficient number of shares of Common Stock has been duly reserved and will remain available for issuance upon conversion of the Notes.
Except as set forth in the SEC Reports, there are no outstanding options, warrants, agreements, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Capital Stock of the Company or any other securities of the Company of any kind, other than options to purchase Common Stock granted under the Company's 1991 Performance Equity Plan. Except as otherwise requied by law, there are no restrictions upon the voting or transfer of any shares of the Company's Capital Stock pursuant to the Company's organizational and other governing documents or any agreement or other instruments to which the Company is a party or by which the Company or its properties or assets are bound. There are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of its Capital Stock.

     SECTION 3.03. Authorization; Enforceability. The Company has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Transaction Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of the Transaction Documents and to consummate the transactions contemplated thereby. No other corporate proceedings on the part of the Company are necessary and no consent of the shareholders of the Company is required for the valid execution and delivery by the Company of the Transaction Documents and the performance and consummation by the Company of the transactions contemplated thereby. The Company has duly executed and delivered each of the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     SECTION 3.04.  No Violation; Consents.
     (a) The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not (i) contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any

                                   3
court or Governmental Authority to or by which the Company or any of its property or assets is bound, (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under any contract, lease, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the properties, assets or Capital Stock of the Company, or (iii) violate any provision of the organizational and other governing documents of the Company.

     (b) No consent, approval, authorization or order of, or filing or registration with, any court or Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of the Transaction Documents or the consummation of any of the transactions contemplated thereby, except for those consents or authorizations previously obtained and those filings previously made.

     SECTION 3.05. Securities Act Representations. The Company is a "reporting issuer" as that term is defined in Rule 902(l) of Regulation S under the Securities Act. No form of general or public solicitation or advertising was used by the Company or any Person acting on its behalf in connection with the offer or sale of the Notes. Neither the Company nor any Person acting on its behalf has (i) offered Notes to any Person (including Purchaser) in the United States or offered or sold Notes to or for the account or benefit of any U.S. Person or (ii) made any "directed selling efforts" (as defined in Rule 902(b) of Regulation S under the Securities Act) in the United States with respect to the Notes. The Company has not sold and will not sell any Notes in this offering other than the Notes being sold to the Purchasers hereunder. Assuming the accuracy of the Purchasers' representations pursuant to Section
4.02 hereof, the sale of the Notes hereunder is, and the issuance of the Conversion Shares upon conversion of the Notes will be, exempt from the registration requirements of the Securities Act.

     SECTION 3.06. Solvency; No Default. (a) The Company is, and upon giving effect to the transactions contemplated hereby will be, Solvent (as defined below). "Solvent" means that, as of the date of determination, (i) the then fair saleable value of the assets of the Company exceeds the then total amount of its debts and other liabilities (including any guarantees and other contingent, subordinated, unmatured or unliquidated liabilities whether or not reduced to judgment, disputed or undisputed, secured or unsecured), (ii) the Company has sufficient funds and cash flow to pay its liability on its existing and anticipated debts as they become absolute and matured, (iii) final judgments against the Company in pending or threatened actions for money damages will not be rendered at a time when, or in an amount such that the Company will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions (other than amounts that would be remote) and the earliest reasonable time at which such judgments would be rendered), and (iv) the Company does not have unreasonably small capital with which to engage in its present or anticipated business.

     (b) The Company is not, and immediately after the consummation of the transactions contemplated hereby will not be, in default under or with respect to its organizational and other governing documents, or any provision of any security issued by the Company, or of any agreement, instrument or other undertaking to which the Company is a party or by which it or any of its property or assets is bound which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.


     SECTION 3.07. No Brokers. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company.

     SECTION 3.08. Financial Condition; No Adverse Changes. (a) The audited financial statements of the Company and the related notes thereto as at December 31, 1995 reported on by Arthur Andersen LLP, independent accountants,

                                    4
copies of which have heretofore been furnished to the Purchasers (the "Financial Statements"), present fairly the financial condition, results of operations and cash flows of the Company at such dates and for the periods set forth therein. The Financial Statements, including the related schedules and notes thereto (if any), have been prepared in accordance with generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as in effect on the date of the Closing, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) unless otherwise expressly stated therein. During the period from December 31, 1995 to and including the date hereof, there has been no sale, transfer or other disposition by the Company of any material part of the business, property or securities of the Company and no purchase or other acquisition of any business, property or securities by the Company material in relation to the financial condition of the Company.

     (b) Except as are fully reflected or reserved against in the Financial Statements and the notes thereto, there are no liabilities or obligations with respect to the Company of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (c) Since December 31, 1995, there has been no development or event, nor any prospective development or event known to the Company, or any litigation, proceeding or other action seeking an injunction or other restraining order, damages or other relief from a court or administrative agency of competent jurisdiction pending or, to the best knowledge of the Company, threatened, or any action of any Governmental Authority, which has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.09. Use of Proceeds; Federal Regulations. No part of the net proceeds from the sale of the Notes will be used for any purpose which violates the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     SECTION 3.10. Disclosure. The representations and warranties of the Company in this Agreement and the statements contained in the SEC Reports and the schedules, certificates and exhibits furnished to the Purchasers by or on behalf of the Company in connection herewith do not contain any untrue statement of a material fact and do not omit to state any material fact necessary to make the statements herein or therein not misleading. The Company hereby acknowledges that the Purchasers are and will be relying on the SEC Reports and the Company's representations, warranties and covenants contained herein in making an investment decision with respect to the Notes and Conversion Shares and will be relying thereon (together with future reports filed with the Commission) in connection with any transfer of Notes and Conversion Shares.

                       ARTICLE IV
    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby acknowledges, represents and warrants to the Company as follows:

     SECTION 4.01.  Authorization; Enforceability; No Violations.
          (a) Such Purchaser is a bank or corporation, duly organized or incorporated (as the case may be), validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, and has all requisite corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement and to consummate the transactions contemplated hereby.

     (b) The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby do not and will not violate any provision of (i) such Purchaser's organizational documents and (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which such Purchaser

                                     5
is subject. Such Purchaser has duly executed and delivered this Agreement. Assuming the due execution hereof by the Company, this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     SECTION 4.02.  Securities Act Representations; Legends.
     (a) Such Purchaser understands that (i) the offering and sale of the Notes to be issued and sold hereunder is intended to be exempt from the registration requirements of the Securities Act; (ii) neither the Notes nor the Conversion Shares have been registered under the Securities Act or any other applicable securities laws and such securities may be resold only if registered under the Securities Act or if an exemption from such registration requirements is available; and (iii) except to the extent provided in the Registration Rights Agreement, the Company is not required to register any resale of the Notes or the Conversion Shares under the Securities Act.

     (b) The Notes to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution thereof or of Conversion Shares issuable upon conversion of the Notes in violation of the Securities Act or any other securities laws which may be applicable.

     (c) Such Purchaser is not an affiliate of the Company (as such term is defined in the Securities Act).

     (d)  Such Purchaser is a Non-U.S. Person.

     (e) Such Purchaser (i) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Notes and Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Notes; (ii) believes that its investment in the Notes is suitable for it based upon its objectives and financial needs, and such Purchaser has adequate means for providing for its current financial needs and business contingencies and has no present need for liquidity of investment with respect to the Notes;
(iii) has no present plan, intention or understanding and has made no arrangement to sell the Notes or the Conversion Shares at any predetermined time or for any predetermined price; (iv) has not purchased, sold or entered into, and has no present intention to and will not, for so long as it owns any Notes or Conversion Shares, purchase, sell or enter into, any put option, short position or similar arrangement with respect to the Common Stock, or any intention to settle any such option, position or understanding with any Conversion Shares.

     (f) No oral or written representations have been made to such Purchaser by or on behalf of the Company in connection with the offering and sale of the Notes hereunder other than those set forth in the SEC Reports, the Notes or as set forth herein, and such Purchaser is not subscribing for the Notes as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

     (g) At the time the buy order for the Notes being purchased hereunder was originated, such Purchaser was outside of the United States.

     (h)  Such Purchaser acknowledges that Regulation S under the
Securities Act restricts the transferability in the United States of securities, such as the Notes and Conversion Shares, issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Regulation S thereunder, and that, subject to Section 5.02 below, the certificates representing the Notes and the Conversion Shares will bear a legend in substantially the following form by which such Purchaser and each subsequent holder of such securities will be bound (the "Legend"):

                                      6


      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH SECURITIES LAWS. BY ACQUIRING THE SECURITIES REPRESENTED BY THIS CERTIFICATE, THE HOLDER (1) REPRESENTS THAT EITHER (X) IT IS NOT A U.S. PERSON AND HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION OR (Y) IT IS A PERSON DESCRIBED IN CLAUSE (B) WHICH HAS ACQUIRED THIS SECURITY SUBSEQUENT TO THE DATE OF ORIGINAL ISSUANCE THEREOF; (2) AGREES THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF EXCEPT (A) TO ANDREA ELECTRONICS CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF PARAGRAPHS
      (1), (2), (3) OR (7) OF RULE 501(a) UNDER THE SECURITIES ACT THAT
      IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT,
      (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY OR ANY SECURITY ISSUED UPON CONVERSION HEREOF IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. IN CONNECTON WITH ANY SUCH PROPOSED TRANSFER, THE COMPANY MAY REQUIRE THAT THE PROPOSED TRANSFEROR AND TRANSFEREE FIRST FURNISH THE COMPANY SUCH CERTIFICATES AND REPRESENTATIONS AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

          (i) Such Purchaser acknowledges that as the Common Stock is currently listed on a national securities exchange, Rule 144A under the Securities Act may not be available with respect to resales of the Notes or the Conversion Shares.

     SECTION 4.03. No Brokers. No broker, finder, agent or similar intermediary is entitled to any broker's, finder's, placement or similar fee or other commission in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser.

                                ARTICLE V
                        COVENANTS OF THE COMPANY

     SECTION 5.01.  Exemption from Registration.
     The Company will not make any offer to sell, solicit any offer to buy, agree to sell or sell any security or right to acquire any security, except at such time and in such manner so as not to cause the loss of any of the exemptions for the offer and sale of the Notes hereunder and for the issuance of Conversion Shares upon conversion of the Notes from the registration requirements under the Securities Act or under the securities or "blue sky" laws of any jurisdiction in which such offer, sale or issuance is made. Without limiting the generality of the foregoing, the Company will not make any offer to sell, solicit any offer to buy, agree to sell or sell any securities similar in tenor to the Notes or any Common Stock or right to acquire any securities similar in tenor to the Notes or any Common Stock during the period commencing the date of the Closing and ending one hundred and thirty five (135) days thereafter, except for the shares of Common Stock issuable upon conversion of
(i) the Notes or (ii) the Company's 15% Convertible Subordinated Debentures Due June 23, 1997.

     SECTION 5.02 Special Transfer Provisions. (a) The following provisions shall apply with respect to any proposed transfer of Notes or Conversion Shares

                                     7
prior to the date which is three (3) years from the Closing (or such other date as may be required pursuant to Rule 144 under the Securities Act (or similar successor provision) as in effect from time to time):

          (i) With respect to any such proposed transfer of Notes or Conversion Shares to any Institutional Accredited Investor that is a U.S. Person, the Company or any transfer agent then acting with respect to the Notes or the Common Stock, as the case may be, shall register the transfer whether or not such Notes or Conversion Shares bear the Legend, if the proposed transferee has delivered to the Company or the transfer agent, as appropriate, a certificate containing certain representations with respect to such proposed transferee's status as an Institutional Accredited Investor and with respect to compliance with applicable provisions of the Securities Act (substantially in the form of Exhibit C hereto).

          (ii) With respect to any such proposed transfer of Notes or Conversion Shares to any Non-U.S. Person, the Company or any transfer agent then acting with respect to the Notes or the Common Stock, as the case may be, shall register the transfer whether or not such Notes or Conversion Shares bear the Legend, if the proposed transferee has delivered to the Company or the transfer agent, as appropriate, a certificate containing certain representations with respect to such proposed transferee's status as a Non-U.S. Person and with respect to compliance with the provisions of Regulation S under the Securities Act (substantially in the form of Exhibit C hereto).

          (iii) Upon the transfer as provided in paragraphs (i) and (ii) above of Notes or Conversion Shares not bearing the Legend, the Company or the transfer agent, as the case may be, shall deliver certificates for such securities that do not bear the Legend. Upon the transfer of Notes or Conversion Shares bearing the Legend, the Company or the transfer agent, as the case may be, shall deliver only certificates for such securities bearing the Legend unless (A) such transfer is after the date which is three (3) years from the date of the Closing (or such other date as may be required pursuant to Rule 144 under the Securities Act (or similar successor provision) as in effect from time to time); (B) there is delivered to the Company or the transfer agent, as the case may be, a certificate of the transferor substantially in the form of Exhibit D to the effect that neither the Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; or (C) such Notes or Conversion Shares have been sold pursuant to an effective registration statement under the Securities Act.

     (b) Except as expressly provided in paragraph (a) above, unless otherwise required by applicable law or regulation, no other deliveries shall be required of a Purchaser in connection with any proposed transfer of Notes or Conversion Shares, notwithstanding anything contained in the Notes or Conversion Shares.

     SECTION 5.03. Rules 144; Current Information. For so long as any Notes or Conversion Shares are outstanding, the Company will (i) file all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further actions as any Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell Notes and Conversion Shares without registration under the Securities Act pursuant to the safe harbors and exemptions provided by Rule 144, under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and (ii) furnish each Purchaser with all reports, proxy statements and registration statements which the Company files with the Commission or distributes to its securityholders pursuant to the Securities Act and the Exchange Act at the times of such filings and distributions. Upon the request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with the foregoing requirements.

     SECTION 5.04.  Reservation of Conversion Shares.    The Company shall at
all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, sufficient shares of Common Stock to provide for the issuance of the Conversion Shares from time to time as the Notes become convertible pursuant to their terms.

                                    8

     SECTION 5.05. Stock Listing. The Company shall endeavor to have the Conversion Shares approved for listing, prior to issuance, upon the American Stock Exchange or upon such other national securities exchange or the Nasdaq National Market or any similar system of automated dissemination of securities prices upon which the Common Stock is listed or traded at the time of issuance of such Conversion Shares.

                               ARTICLE VI
                              MISCELLANEOUS

     SECTION 6.01. Press Releases and Disclosure. No party hereto shall issue any press release or make any other public disclosure related to this Agreement or any of the transactions contemplated hereby without the prior written approval of the other party hereto, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules (provided that, unless otherwise required by applicable law, regulation, order or the like, or agreed to between the parties, (i) no Exchange Act filing shall disclose more than the title and amount of securities issued, the conversion formula, including the minimum and maximum conversion prices, and the intended use of proceeds, and
(ii) no press release shall disclose more than the title and amount of securities issued, a general description of the conversion formula but without specifying the minimum and maximum conversion prices, and the intended use of proceeds, and provided further that in no event shall the identity of a Purchaser be disclosed without such Purchaser's prior written consent unless such disclosure is required by applicable law, regulation, order or the like, in which event the Company shall, prior to complying with such law, regulation, order or the like, give written notice to Purchaser so as to allow Purchaser to contest such disclosure). If any such press release or public disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to all parties.

     SECTION 6.02. Expenses. Except as otherwise expressly provided for herein, the Company will pay all of its and all of the Purchasers' expenses (including attorneys' fees and expenses) up to $25,000 in connection with the negotiation of the Transaction Documents, the performance of the obligations of each thereunder, and the consummation of the transactions contemplated thereby (whether consummated or not). Such Purchasers' expenses shall be payable at the Closing and may be netted against the Purchase Price otherwise payable by the Purchasers.

     SECTION 6.03. Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (i) if to the Company, to: Andrea Electronics Corporation, 11-40 45th Road, Long Island City,
New York  11101, Attention:                                        with copies
(which shall not constitute notice) to:                                        ;
and (ii) if to a Purchaser, to such Purchaser's address set forth on its counterpart signature page hereto. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable air courier service.

     SECTION 6.04. Entire Agreement. This Agreement (together with the other Transaction Documents and all other documents delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.



                                     9
     SECTION 6.05. Amendment and Waiver. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification or waiver is sought to be enforced. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.


     SECTION 6.06. Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by either the Company, on the one hand, or a Purchaser, on the other hand, without the prior written consent of the other parties hereto; provided that a Purchaser may assign or delegate its rights, duties and obligations hereunder to any Affiliate of such Purchaser. Except as provided in the preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the other parties hereto shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any Persons other than as set forth above.

     SECTION 6.07. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     SECTION 6.08. Further Assurances. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

     SECTION 6.09. Titles and Headings. Titles, captions and headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

    SECTION 6.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS-OF-LAW THEREOF.

    SECTION 6.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, all of which taken together shall constitute one and the same instrument.

                          [signature page follows]

                                     10

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              ANDREA ELECTRONICS CORPORATION


                              By:  /s/ Patrick D. Pilch

                              Name:  Patrick D. Pilch
                              Title: Executive Vice President and CFO

                              [NAME OF PURCHASER]


                              By:

                              Name:
                              Title:

                              Purchaser's Address for Notices
                              Pursuant to
                              Section 6.03:
                              Attention:
                              Facsimile No.:

                                                     EXHIBIT A
                ANDREA ELECTRONICS CORPORATION
 15% CONVERTIBLE SUBORDINATED DEBENTURE DUE OCTOBER 16, 1997

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND
HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH
SECURITIES LAWS.  BY ACQUIRING THE SECURITIES REPRESENTED BY
THIS CERTIFICATE, THE HOLDER (1) REPRESENTS THAT  EITHER (X) IT IS
NOT A U.S. PERSON AND HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION OR (Y) IT IS A PERSON DESCRIBED IN CLAUSE (B) WHICH
HAS ACQUIRED THIS SECURITY SUBSEQUENT TO THE DATE OF ORIGINAL
ISSUANCE THEREOF; (2) AGREES THAT IT WILL NOT OFFER, SELL, PLEDGE
OR OTHERWISE TRANSFER THIS SECURITY OR ANY SECURITIES ISSUABLE
UPON THE CONVERSION HEREOF EXCEPT (A) TO ANDREA ELECTRONICS
CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF
PARAGRAPHS (1), (2), (3) OR (7) OF RULE 501(a) UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE
ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR
INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR
SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES
ACT, (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT
TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES
ACT; AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY OR ANY SECURITY ISSUED UPON CONVERSION HEREOF IS
TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS
LEGEND.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION
HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH
TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH
REGISTRATION. IN CONNECTON WITH ANY SUCH PROPOSED TRANSFER,
THE COMPANY MAY REQUIRE THAT THE PROPOSED TRANSFEROR AND
TRANSFEREE FIRST FURNISH THE COMPANY SUCH CERTIFICATES AND REPRESENTATIONS AS THE COMPANY MAY REASONABLY REQUIRE TO
CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  AS USED
HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND
"U.S. PERSON" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

Certificate No. 1

                                           U.S. $

FOR VALUE RECEIVED, ANDREA ELECTRONICS CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the
"Company"), hereby promises to pay to                             , or
registered assigns, the principal sum of
$              on October 16, 1997, and to pay interest thereon in the manner set forth on the reverse hereof from April 16, 1996 at the rate of 15% per annum until the principal hereof is paid or made available for payment. Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: April 16, 1996                  ANDREA ELECTRONICS
CORPORATION


                                  By:


                                  Name: Patrick Pilch
                                  Title:       Executive Vice President,
                                                  Chief Financial Officer

                                      1

- - REVERSE OF DEBENTURE -

ANDREA ELECTRONICS CORPORATION

15% CONVERTIBLE SUBORDINATED DEBENTURE DUE
OCTOBER 16, 1997

THIS DEBENTURE WAS ISSUED WITH ORIGINAL ISSUE
DISCOUNT.  FOR INFORMATION AS TO THE ISSUE PRICE,
THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE
DATE AND THE YIELD TO MATURITY OF THIS
DEBENTURE, THE HOLDER OF THIS DEBENTURE MAY
CONTACT THE CHIEF FINANCIAL OFFICER OF ANDREA
ELECTRONICS CORPORATION AT 11-40 45TH ROAD, LONG
ISLAND CITY, NEW YORK, NEW YORK 11101.

1. ISSUANCE. This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 15% Convertible
Subordinated Debentures Due October 16, 1997 in an aggregate face amount of $2,198,000.

2.   INTEREST.            The Company promises to pay
interest on the principal amount of this Debenture at the rate of 15% per annum. Interest on this Debenture will accrue from April 16, 1996 until payment in full of the principal amount hereof has been made or duly provided for and will be based on the actual number of days and months elapsed and computed on a 360-day year consisting of twelve 30-day months. Interest shall be payable in arrears on the earlier to occur of (i) the date of conversion to Common Stock (as defined in Section 4 below) as provided herein of all or a portion of this Debenture (if this Debenture shall be converted in part, then interest only with respect to the portion of this Debenture so converted shall be payable at such time) and (ii) October 16, 1997 (the "Maturity Date"). Interest on this
Debenture is payable to the holder of this Debenture registered on the books of the Company (the "Holder") at the option of the Company in the form of either (i) such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts or (ii) the number of full shares of Common Stock which the amount of interest payable would entitle the Holder to acquire based upon a price per share equal to the Conversion Price (as defined in Section 4 below). The Company shall notify the Holder in writing within three (3) business days of the date Notice of Conversion by the Holder is received by the Company or three business days prior to the Maturity Date, as applicable, of the form in which the Company elects to pay accrued interest. In the event the Company fails to timely provide such notice, payments of interest shall be in Common Stock.

3.   PRINCIPAL.             On the Maturity Date, upon
surrender of this Debenture by the Holder to the Company, the Company shall pay to the Holder the outstanding principal amount hereof in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, together with accrued interest on such outstanding principal amount as set forth in Section 2 above.

4.   CONVERSION.

     (a) Conversion Price; Amount. Subject to this Section 4, the Holder of this Debenture has the right to convert this Debenture, in whole or from time to time in part, into shares of common stock, par value $.50 per share, of the Company (the "Common Stock"). The price at which the Holder may convert this Debenture (or any portion thereof) into shares of Common Stock (the "Conversion Price") shall be the lesser of (i) $14.4375 (the "Maximum Conversion Price") and (ii) the Closing Price (as defined below) of the Common Stock on the Date of Conversion (as defined below); provided, however, that in no event shall the Conversion Price be less than $6.5625 (the "Minimum Conversion Price"). The "Closing Price" with respect to the per share price of Common Stock on any day means the last reported bid price

                                 2
regular way on the American Stock Exchange or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on such national market system, the closing bid price in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose. In lieu of any fractional share of Common Stock to which the Holder would otherwise be entitled upon conversion of this Debenture (or portion thereof), the number of shares of Common Stock issuable upon conversion of this Debenture shall be rounded up to the nearest whole number. In the case of a dispute as to the calculation of the Conversion Price, the Holder's calculation shall be deemed conclusive absent manifest error.

     The Holder of this Debenture shall be entitled to convert (i) up to one-quarter of the aggregate original principal amount of this Debenture into Common Stock at any time beginning 45 days following the date of original issuance of this Debenture (or any predecessor security), (ii) up to an additional one-quarter of the aggregate original principal amount of this Debenture into Common Stock at any time beginning 75 days following the date of original issuance of this Debenture (or any predecessor security), (iii) up to an additional one-quarter of the aggregate original principal amount of this Debenture into Common Stock at any time beginning 105 days following the date of original issuance of this Debenture (or any predecessor security) and
(iv) up to the entire original principal amount of this Debenture into Common Stock at any time beginning 135 days following the date of original issuance of this Debenture (or any predecessor security). The last date on which this Debenture may be converted is three (3) business days prior to the Maturity Date. Subject to the foregoing, the Holder may convert a portion of this Debenture into Common Stock at any time if the portion converted (exclusive of accrued interest with respect thereto) is equal to or exceeds $10,000.

     Notwithstanding any other provision of this Section 4, as of any date prior to the Maturity Date, the aggregate number of shares of Common Stock into which this Debenture, all other Debentures and all other securities convertible into Common Stock held by the Holder of this Debenture and its affiliates shall be convertible, together with the shares of Common Stock then beneficially owned (as defined in the U.S. Securities Exchange Act of 1934, as amended) by such Holder and its affiliates, shall not exceed 4.9% of the total outstanding shares of Common Stock as of such date.

     (b) Mechanics of Conversion. To convert this Debenture (or a portion thereof) the Holder must (i) complete and sign the Notice of Conversion set forth as Exhibit A to this Debenture (the "Notice of Conversion") and deliver the Notice of Conversion to the Company as herein provided and (ii) on or prior to the date on which delivery of Common Stock is required to be made hereunder, (x) deliver this Debenture, duly endorsed, to the Company and (y) pay any transfer or similar tax if required. The Holder shall surrender this Debenture and the Notice of Conversion to the Company (with an advance copy by facsimile of the Notice of Conversion). The date on which Notice of Conversion is given (the Date of Conversion ) shall be deemed to be the date of receipt by the Company of the facsimile of the Notice of Conversion, provided that this Debenture is received by the Company within five (5) business days thereafter. The Company shall not be obligated to cause the transfer agent for the Common Stock (the "Transfer Agent") to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either this Debenture has been received by the Company or, if this Debenture has been lost, stolen or destroyed, the Holder executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with this Debenture.


                                  3
     The Company shall cause the Transfer Agent to issue and deliver within two (2) business days after delivery to the Company of this Debenture to the Holder of this Debenture at the address of the Holder on the books of the Company or as otherwise directed pursuant to the Notice of Conversion, a certificate or certificates for the number of shares of Common Stock to which such Holder shall be entitled as aforesaid. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common
Stock on such date. Notwithstanding that the Holder is required to deliver this Debenture, duly endorsed, within five (5) business days after the Date of Conversion, if this Debenture is not received by the Company within ten (10) business days after the Date of Conversion, the Notice of Conversion shall become null and void.

     Following conversion of this Debenture, or a portion thereof, the principal, together with the interest payable on this Debenture, or portion thereof so converted, will be deemed paid in full and satisfied, and such Debenture or portion thereof will no longer be outstanding. In the event this Debenture is converted in part, the Company will issue to the Holder a new Debenture in a principal amount equal to the portion of this Debenture not converted.

     (c)  Reservation of Stock Issuable Upon Conversion.  The
Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock or shares of Common
Stock held in treasury, or both, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Debentures and all other securities of the Company convertible or exchangeable into Common Stock.

     (d)  Adjustment to Maximum Conversion Price and Minimum
          Conversion Price.

          (i)             If, prior to the conversion of the
entire principal amount of this Debenture, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend of shares of Common Stock or other shares of capital stock, reclassification or other similar event, the Maximum Conversion Price and Minimum Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares or other similar event, the Maximum Conversion Price and Minimum Conversion Price shall be proportionately increased, in each case, such that the Holder of this Debenture will have the right to receive upon conversion of this Debenture the number of shares of Common Stock (or other shares of Capital Stock) of the Company (notwithstanding the limitation set forth in the third paragraph of Section 4(a)) which such Holder would have been entitled to receive had the Holder converted this Debenture immediately prior to such action.

          (ii)            If, prior to the conversion of the
entire principal amount of this Debenture, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event (a "Conversion Reclassification Event"), as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the Company or the same or another class or classes of stock or securities of the Company or another entity, then the Holder of this Debenture shall thereafter have the right to receive upon conversion of this Debenture, upon the basis and the terms and conditions specified herein, such shares of stock and/or securities as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore receivable upon the conversion of this Debenture
(irrespective of the limitations set forth in Section 4(a)) had such Conversion Reclassification Event not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Debenture such that the provisions hereof

                                   4
(including, without limitation, provisions for adjustment of the Maximum Conversion Price and the Minimum Conversion Price and of the number of shares issuable upon conversion of this Debenture) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the conversion of this Debenture. The Company shall not effect any Conversion Reclassification Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Holder of this Debenture such shares of stock and/or securities as the Holder of this Debenture is entitled to receive upon conversion in accordance with the foregoing.

          (iii)           In addition to the adjustments
set forth above, if the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase securities other than Common Stock, then the Maximum
Conversion Price and the Minimum Conversion Price shall be adjusted in such a manner as shall be agreed to by the Company and the Holder as shall fairly preserve the economic rights and benefits of the Holder as contemplated by this Debenture. In the event that within 15 days of any such event, the Company and the Holder do not reach an agreement as to the appropriate adjustment, the Company shall retain, and pay for, a nationally recognized investment bank or accounting firm to determine the appropriate adjustment as soon as possible, but in any event not later than 45 days from the date of such event.

          No adjustment shall be required for cash dividends or distributions except to the extent that any such cash dividend or distribution made on any date would, upon payment, cause the aggregate fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive) of all such dividends and distributions which have occurred on such date and during the 365-day period immediately preceding such date (other than any dividends or distributions in respect of which an adjustment to the Maximum Conversion Price and the Minimum Conversion Price pursuant to this Section 4(d) had previously been made) exceed the product of (x) .20 times (y) the Closing Price on the record date for such most recent dividend or distribution times (z) the number of shares of Common Stock outstanding on such date.

          (iv)            In the event that the Company
shall at any time after the date of the issuance of this Debenture (A) issue shares of Common Stock without consideration (other than in the form of a dividend) or at a price per share less than the Closing Price on the date of issue, (B) issue options, rights or warrants to subscribe for or purchase Common Stock (or securities convertible into Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into Common Stock) less than the Closing Price of the Common Stock on the date of issue or (C) in the case of securities convertible into Common Stock having a conversion price less than the Closing Price of the Common Stock on the date of conversion, the Maximum Conversion Price and the Minimum Conversion Price to be in effect after the date of such issuance shall be adjusted by multiplying each of the Maximum Conversion Price and the Minimum Conversion Price in effect immediately prior to the date of such issuance by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of such issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be issued (or the aggregate initial conversion price of the convertible securities so to be issued) would purchase at the Closing
Price on the date of such issue and of which the denominator shall be the number of shares of Common Stock outstanding on the date of such issuance plus the number of additional shares of Common Stock to be issued (or into which the convertible securities so to be issued are initially convertible). In case the subscription price for such securities may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose

                                 5
determination shall be conclusive. Such adjustment shall be made successively whenever the date of such issuance is fixed and, in the event that such shares or option, rights or warrants (or portions thereof) expire without being issued, each of the Maximum Conversion Price and the Minimum Conversion Price shall again be adjusted to reflect such occurrence.

          (v)             If any adjustment under this
Section 4(d) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

5.   SUBORDINATION.

     (a) The Company, for itself, its successors and assigns, covenants and agrees, and the Holder of this Debenture, by acceptance hereof, covenants and agrees, that payment of the principal of and interest on this Debenture is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" means the principal of, premium, if any, and unpaid interest on (i) indebtedness of the Company (including indebtedness of others guaranteed by the Company), other than this Debenture, whether outstanding on the date of original issuance of this Debenture or hereafter created, incurred, assumed, or guaranteed, (A) for money owing to banks, (B) for money borrowed from other than banks or (C) arising under a lease of property, equipment or other assets, which indebtedness, pursuant to generally accepted accounting principles then in effect, is classified upon the balance sheet of the Company as a liability of the Company, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness is not superior in right of payment to this Debenture, and (ii) renewals, extensions, modifications and refundings of any such indebtedness.

     (b) Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise the holders of all Senior Indebtedness shall be entitled to receive payment in full of the principal thereof, premium, if any, and the interest due thereon before the Holder of this Debenture is entitled to receive any payment of principal or interest on this Debenture; and in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holder of this Debenture before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or to the trustee under any indenture or agreement under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

     Subject to the payment in full of all Senior Indebtedness, the Holder of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the Company applicable to Senior Indebtedness until the principal of and interest on this Debenture shall be paid in full and no such payments or distributions to the Holder of this Debenture of cash, property or securities otherwise distributable to the Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder of this Debenture, be deemed to be a payment by the Company to or on account of this Debenture. It is understood that the provisions of this Section 5 are and are intended solely for the purpose of defining the relative rights of the Holder of this

                                6
Debenture and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Debenture is intended to, or shall, impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holder of this Debenture, the obligation of the Company, which is unconditional and absolute, to pay to the Holder of this Debenture principal of and interest on this Debenture as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Holder of this Debenture and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything in this Debenture prevent the Holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, under this Section 5 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     If the Holder of this Debenture does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of the Holder.

     The Holder of this Debenture by its acceptance hereof agrees to take such action as may be necessary or appropriate to effectuate the subordination provided in this Section 5.

6. REGISTERED HOLDER. The Company may for all purposes treat the registered holders on its books and records of this Debenture as the Holder.

7.   DENOMINATIONS.   Debentures (and any Debenture issued in
exchange, upon transfer or upon conversion) may be issued in a minimum principal amount of $100,000 (or such lesser amount upon a conversion in part of a Debenture provided such lesser amount represents such Holder's entire holding of Debentures).

8.   EVENTS OF DEFAULT.

     (a)  An "Event of Default" under this Debenture occurs if:

          (1) the Company defaults in effecting a conversion of this Debenture in accordance with the provisions hereof and such default continues for a period of 10 days;

          (2) the Company defaults in the payment of the principal of or interest on this Debenture when the same becomes due and payable;

          (3) the Company fails to comply in any material respect with any of its agreements in this Debenture or the provisions of the Securities Purchase Agreement (the "Securities Purchase
Agreement") or the Registration Rights Agreement, each dated as of the date of the original issuance of this Debenture between the Company and the original Holder of this Debenture (other than those referred to in clauses (1) and (2) above) and such failure continues for 30 days after the notice specified below;

          (4) indebtedness of the Company or any subsidiary is not paid within any applicable grace period after maturity or is accelerated by the holders thereof because of a default, the total amount of such indebtedness unpaid or accelerated exceeds $1,000,000 and such default continues for 10 days after the notice specified below;

          (5) the Company or any subsidiary pursuant to or within the meaning of any federal or state bankruptcy, insolvency or other law for the relief of debtors ("Bankruptcy Law"):

               (A)  commences a voluntary case or
proceeding;
                                    7


               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

               (C)  consents to the appointment of any
          receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law (a "Custodian") of it or for any substantial part of its property; or

               (D)  makes a general assignment for the
          benefit of its creditors;

or takes any comparable action under any foreign laws relating to insolvency;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any subsidiary in an involuntary case or proceeding;

               (B)  appoints a Custodian of the Company or
          any subsidiary or for any substantial part of its property;
          or

               (C)  orders the winding up or liquidation of
          the Company or any subsidiary;

or similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

          (7) any final judgment or decree for the payment of money in excess of $1,000,000 (to the extent not covered by insurance) is rendered against the Company or any subsidiary and is not discharged and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 60 days following such judgment during which such judgment or decree is not discharged, waived or the execution thereof stayed and, in the case of (B), such default continues for 10 days after the notice specified below.

     The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     A default under clause (3), (4) or (7) above is not an Event of Default until the Holder of this Debenture notifies the Company of such default and the Company does not cure such default within the time specified after receipt of such notice. Such notice must specify the default, demand that it be remedied and state that such notice is a "Notice of Default".

     The Company shall deliver to the Holder of this Debenture, within 30 days after the occurrence thereof, written notice of any event which with the giving of notice, the lapse of time or both would become an Event of Default under clause (3), (4) or (7) above, its status and what action the Company is taking or proposes to take with respect thereto.

     (b) If an Event of Default (other than an Event of Default specified in clauses (5) or (6) above) occurs and is continuing, the Holder of this Debenture may declare the principal of and accrued interest on this Debenture to be immediately due and payable and upon such declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in clauses (5) or (6) above occurs, the principal of and interest on this Debenture shall ipso facto


                                  8
become and be immediately due and payable without any declaration or other act on the part of the Holder of this Debenture.

9. NO AMENDMENT. No provision of this Debenture may be amended, altered or modified without the written agreement of the Holder and the Company.

10.  NO VOTING RIGHTS.  This Debenture shall not entitle the
Holder hereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to attend any meetings of stockholders or any other proceedings of the Company.

11. LOST OR DESTROYED DEBENTURE. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

12.  SALES IN COMPLIANCE WITH APPLICABLE LAW.  The
Holder of this Debenture, by acceptance hereof, agrees that it will not offer, sell or otherwise dispose of this Debenture or the shares of Common Stock issuable upon conversion hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), including Regulation S promulgated under the Securities Act, or any applicable state blue sky laws relating to the sale of securities and the Holder agrees to provide the Company with such documentation as the Company shall deem necessary in accordance with this Debenture and the Securities Purchase Agreement to demonstrate that such offer, sale or disposition complies with applicable securities laws.

13. GOVERNING LAW. This Debenture shall be governed by, enforced under and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

14. BUSINESS DAY DEFINITION. For purposes hereof, the term business day shall mean any day on which banks are generally open for business in the City of New York.

15.  NOTICE.  Any notice or other communication required or
permitted to be given hereunder shall be given as provided herein or delivered against receipt if to (i) the Company at 11-40 45th Road, Long Island City, New York 11101; Facsimile
No.:             , Attention:  Executive Vice President, Chief
Financial Officer and (ii) the Holder of this Debenture, to such Holder at its last address as shown on the Debenture register (or to such other address as any such party shall have furnished to the Company in writing). Any notice or other communication mailed or otherwise delivered shall be deemed given at the time of receipt thereof.

16.  WAIVER.

     (a) The Company hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, the Company agrees to pay all costs of collection, including reasonable attorneys fees.

     (b) Any waiver by the Company or the Holder hereof of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered

                                   9
a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

17. UNENFORCEABLE PROVISIONS. If any provision of this Debenture is invalid, illegal or unenforceable, the remaining provisions of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

                               10

                                                           EXHIBIT A

ANDREA ELECTRONICS CORPORATION - NOTICE OF CONVERSION

15% CONVERTIBLE SUBORDINATED DEBENTURE DUE OCTOBER 16, 1997

(To be executed by the Holder in order to convert the Debenture or portion thereof)


The undersigned hereby irrevocably elects to convert [the entire principal
amount] [$               principal amount] of Debenture No. _________ into
shares of Common Stock, $.50 par value (the "Common Stock"), of Andrea Electronics Corporation (the "Company") as of the Date of Conversion (which shall be the date of receipt by facsimile by the Company of this Notice of Conversion). If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates as reasonably requested by the Company or its Transfer Agent. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debenture shall be made in compliance with, pursuant to an exemption from registration under the Securities Act. The undersigned also represents and warrants that the number of shares of Common Stock to be received upon conversion, together with the shares of Common Stock beneficially owned by the undersigned (and its affiliates) on the Date of Conversion, do not exceed 4.9% of the outstanding shares of Common Stock of the Company (as set forth in the Company's most recent filing with the Securities and Exchange Commission unless the Company shall notify the Holder that a lesser number of shares is outstanding).

If the stock certificate is to be made out in another person's name, fill in the form below:





          (Print or type other person's name, address and zip code)



          (Insert assignee's U.S. social security or tax identification number, if any)

Conversion calculations:
                                   Date of Conversion


                                   Applicable Conversion Price


                                    Total number of shares


(assuming interest payable          Accrued Interest
 in shares)

                                 [Name of Holder]


                                   By:

                                      Name:

                                      Title:

                                  11
ASSIGNMENT FORM

To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to


          (Print or type assignee's name, address and zip code)


       (Insert assignee's social security or tax identification number, if any)

and irrevocably appoint

agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.

Date:

                                       (Sign exactly as your name
                                        appears on the face of
                                        this Debenture)

                                                         EXHIBIT B
              REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 16, 1996 is made and entered into between ANDREA ELECTRONICS CORPORATION, a New York corporation ("AEC"), and the Purchaser executing a signature page hereto (the "Purchaser").

          WHEREAS, AEC and the Purchasers have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the "Subscription Agreement"), pursuant to which AEC has issued to the Purchasers U.S. $2,198,000 aggregate principal amount of its 15% Convertible Subordinated Debentures Due October 16, 1997 (the "Notes"), which Notes, together with, in certain circumstances, accrued interest thereon, are convertible into such number of shares Common Stock, $.50 par value per share, of AEC as are specified in the Notes (the "Convertible Shares");

          WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchaser's agreement to enter into the Subscription Agreement, the Company has agreed to provide the Purchaser with certain registration rights with respect to the Conversion Shares (as defined below);

          NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                       ARTICLE I
                      DEFINITIONS

     SECTION 1.1. Definitions. Capitalized terms defined in the Subscription Agreement shall have the same meanings herein as are ascribed to them therein. In addition, the following terms shall have the meanings ascribed to them below:

          "Registrable Securities" means all of the Convertible Shares and any other securities issued or issuable upon conversion of the Notes as provided therein (together, the "Conversion Shares") until (i) a registration statement under the Securities Act covering the offering of such Conversion Shares has been declared effective by the Commission and such Conversion Shares have been disposed of pursuant to such effective registration statement, (ii) such Conversion Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) such Conversion Shares have been otherwise transferred and AEC has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, which counsel shall be acceptable to the Purchasers in their sole discretion, such Conversion Shares may be sold without any time, volume or manner limitation pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

          "Triggering Date" means any date after May 31, 1996 on which the Purchaser reasonably determines, based on the advice of counsel, that it would be inadvisable to transfer any Conversion Shares without registration under the Securities Act or that such Conversion Shares cannot be freely transferred without registration under circumstances in which a restrictive legend cannot be removed.

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.


                                       1





                                ARTICLE II
                           REGISTRATION RIGHTS

     SECTION 2.1.  Demand Registration.

          (a) Request for Registration. At any time and from time to time on and after a Triggering Date and subject to the terms and conditions hereof, the Purchaser may make a written request to AEC to file with the Commission a registration statement and such other documents, including a prospectus, as may be necessary in order to comply with the provisions of the Securities Act so as to permit a public offering and sale of up to all of the Registrable Securities issued and issuable upon conversion of the Notes. The request described in this paragraph (a) is hereinafter referred to as a "Demand Registration." The Purchaser shall have the right to withdraw its request for a Demand Registration by giving written notice to AEC of its request to withdraw at any time prior to effectiveness of the registration statement therefor; provided that in the event of such withdrawal, the Purchaser shall be responsible for all fees and expenses (including fees and expenses of its counsel) incurred by the Purchaser prior to such withdrawal; and provided further that the Purchaser may make, in the aggregate, not more than three (3) requests for a Demand Registration hereunder. Any request to effect a Demand Registration shall specify the amount of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. Within ten (10) days following any such Demand Registration request, AEC shall notify any other holders of Registrable Securities of such request. Within fifteen
(15) days following the date of such notice, any such other holder of Registrable Securities covered by such Demand Registration request shall notify AEC as to whether such holder desires to include any Registrable Securities held by such holder in the aggregate Registrable Securities covered by such Demand Registration request. Whether or not any holder of Registrable Securities elects to include any Registrable Securities in such Demand Registration, such Demand Registration shall be counted as one of the three Demand Registration requests permitted hereunder as to such holder. There shall be permitted hereunder only one Demand Registration request during any twelve (12) month period. The minimum aggregate number of Registrable Securities that must be covered by any registration statement prepared in response to a Demand Registration request shall be 100,000 Convertible Shares (or the equivalent amount of Conversion Shares).

          (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless and until it has been declared effective by the Commission and AEC has complied in all material respects with its obligations under this Agreement with respect thereto unless failure to obtain effectiveness is due to acts or omissions to act by the Purchaser or any holder of Registrable Securities; provided that if, after it has become effective, the offering of securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of such securities pursuant to the registration, such registration will be deemed not to have been effected as to the shares subject to such stop order, injunction, other order, requirement or limitation unless such stop order, injunction, other order, requirement or limitation is rescinded or the issuance of such stop order, injunction, other order, requirement or limitation is imposed in response to an act or omission on the part of one or more holders of Registrable Securities the offering of which is the subject of such registration. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected and such failure to have been effected is not the result of any act or omission of any holder of Registrable Securities the offering of which is covered by the registration or (ii) with respect to an offering of Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act, the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least twenty-four (24) months beyond the effective date thereof (excluding for purposes of this calculation any period during which the effectiveness of such registration is subject to a stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency or during which any court prevents or otherwise limits the sale of securities pursuant to such registration) or, with respect to an underwritten offering of Registrable Securities, until ninety (90) days after the commencement of the

                                     2
distribution and the effect of any failure of the type referred to in clauses
(i) and (ii) of this sentence is to prevent the distribution of 25% or more of the Registrable Securities the offering of which is covered by such registration, then AEC shall continue to be obligated to effect such registration pursuant to this Section 2.1 (and such registration shall not count toward the three Demand Registration requests permitted pursuant to Section 2.1(a)).

          (c) Selection of Underwriter. If the Purchaser so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering, in which case AEC and the Purchaser shall jointly select one or more nationally recognized firms of investment bankers to act as the lead managing Underwriter or Underwriters in connection with such offering.

          (d) Deferral. Notwithstanding the foregoing, if AEC shall furnish to the Purchaser in response to the Purchaser's request for a Demand Registration a certificate signed by the Chairman, President and Chief Executive Offer of AEC stating that the Board of Directors of AEC has, by duly authorized resolution, determined in good faith that it would be seriously detrimental to AEC and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, AEC shall have the right to defer such filing for a period of not more than ninety
(90) days after receipt of the request for a Demand Registration. The Purchaser acknowledges that it would be seriously detrimental to AEC and its shareholders for such registration statement to be filed and therefore essential to defer such filing if, among other things, such filing would impose an undue burden upon the ability of AEC to proceed with any reorganization, merger, consolidation or acquisition of the securities or assets of another firm or corporation or disposition of the securities or assets of AEC or a public offering by AEC of Common Stock or other securities of AEC registered under the Securities Act which, in each case, is material to AEC (a "Material Transaction"). If AEC shall have delivered the certificate referred to above and thereafter shall have entered into a definitive agreement or filed a registration statement or a proxy statement in connection with a Material Transaction, AEC shall, upon written notice to the Purchaser, have the right to defer the filing of the registration statement requested to be filed by the Purchaser for whatever additional time period (but in no event longer than forty-five (45) days) from the expiration of the initial ninety (90)-day extension period referred to above as is reasonably necessary to enable AEC to satisfy its disclosure obligations under the Securities Act in such registration statement with respect to the Material Transaction. AEC may not utilize this right to defer the filing of a registration statement more than once in any twelve (12)-month period.

     SECTION 2.2.  Reduction of Offering.

          (a)  AEC may include in a Demand Registration pursuant to
Section 2.1 hereof Common Stock for the account of AEC and for the account of any other person or entity who holds Common Stock on the same terms and conditions as the Registrable Securities to be included therein; provided, however, that (i) if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.1 shall have informed AEC in writing that it is their opinion that the total number of shares of Common Stock which the Purchaser, AEC and any other Persons or entities desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares of Common Stock to be offered for the account of AEC and for the account of all such other Persons and entities (other than the Purchaser) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares of Common Stock requested to be registered by AEC and such other Persons and entities to the extent necessary to reduce the respective total number of shares of Common Stock requested to be included in such offering to the number of shares of Common Stock recommended by such managing Underwriters, and (ii) if the offering is not underwritten, no other person or entity, including AEC, shall be permitted to offer securities under any such Demand Registration unless the Purchaser consents to the inclusion of such securities therein.

                                    3

                          ARTICLE III
                   REGISTRATION PROCEDURES

     SECTION 3.1. Filings; Information. Whenever AEC is required to effect or cause the registration of Registrable Securities pursuant to Section 2.1, AEC will use its reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) AEC will as expeditiously as possible (and in no event more than forty-five (45) days from the date of receipt of written request from the Purchaser pursuant to Section 2.1(a) to register Registrable Securities) prepare and file with the Commission a registration statement on Form S-3 (if use of such form is then available to AEC pursuant to the rules of the Commission and, if not, on such other form promulgated by the Commission for which AEC then qualifies and which counsel for AEC shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of such Registrable Securities), and use commercially reasonable efforts to cause such filed registration statement to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise), and AEC will as expeditiously as possible prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, for a period of not less than: (i) twenty four
(24) consecutive months, or (ii) with respect to an underwritten offering of Registrable Securities, ninety (90) days after the commencement of the distribution of all Registrable Securities covered by such registration statement (but not before the expiration of the period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Purchaser set forth in such registration statement.

          (b) AEC will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Purchaser, one firm of counsel representing the Purchaser, and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by the foregoing, and thereafter furnish to the Purchaser, its counsel and each Underwriter, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as the Purchaser, counsel or each Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities.

          (c) After the filing of the registration statement, AEC will promptly notify the Purchaser of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) AEC will use its reasonable efforts to (i) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Purchaser may reasonably (in light of its intended plan of distribution) request, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of AEC and do any and all other acts and things that may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition of the Registrable Securities; provided that AEC will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d),
(B) subject itself to taxation in any such jurisdiction or (C) consent or subject itself to general service of process in any such jurisdiction.


                                 4
          (e) AEC will immediately notify the Purchaser upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information by the Commission or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event which makes any statement made in the registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (vi) AEC s reasonable determination that a post-effective amendment to the registration statement would be appropriate; and AEC will promptly make available to the Purchaser any such supplement or amendment to the related prospectus.

          (f) AEC will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to AEC) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (the Purchaser may, at its option, require that any or all of the representations, warranties and covenants of AEC or to or for the benefit of such Underwriters also be made to and for the benefit of the Purchaser).

          (g) AEC will make available to the Purchaser (and will deliver to Purchasers's counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and AEC, its counsel or auditors and will also make available for inspection by the Purchaser, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by the Purchaser or such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of AEC (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause AEC's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which AEC determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide AEC with prompt notice of any such request or requirement so that AEC may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by AEC permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Purchaser agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Purchaser after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to AEC) shall be deemed confidential and shall not be used by it as the basis for any market

                                   5
transactions in the securities of AEC or its Affiliates unless and until such information is made generally available to the public. The Purchaser further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to AEC and allow AEC, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) AEC will furnish to the Purchaser and to each Underwriter, if any, a signed counterpart, addressed to the Purchaser or such Underwriter, of (1) an opinion or opinions of counsel to AEC, and (2) a comfort letter or comfort letters from AEC's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Purchaser or the managing Underwriter therefor reasonably requests.

          (i) AEC will otherwise comply with all applicable rules and regulations of the Commission, including, without limitation, compliance with applicable reporting requirements under the Exchange Act, and will make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) AEC will (i) if the Common Stock shall be listed on the New York Stock Exchange or the American Stock Exchange at the time of effectiveness of such registration statement, use commercially reasonable efforts to cause all such Registrable Securities to be listed on such exchange (if the listing of such Registrable Securities is then permitted under the rules of such exchange) and, if not, (ii) use commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission, and, in the case of clause (ii) above, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc. (the "NASD").

          (k) AEC will appoint a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

          (l) In connection with an underwritten offering, AEC will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Purchaser, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided that AEC shall not be obligated to participate in more than one such offering in any twelve (12)-month period and any such participation by AEC shall be at the expense of the managing Underwriter or the Purchaser unless AEC shall also be offering securities in such underwritten offering.

          AEC may require the Purchaser to promptly furnish in writing to AEC such information regarding the distribution of the Registrable Securities as AEC may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. If the Purchaser fails to provide such information requested in connection with such registration within ten (10) business days after receiving such written request, then AEC may cease pursuit of such registration, and the Demand Registration request in respect of which such registration was being pursued shall count toward the limit of three Demand Registration requests hereunder.

          The Purchaser agrees that, upon receipt of any notice from AEC of the happening of any event of the kind described in Section 3.1(e) hereof, the Purchaser will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by AEC, the Purchaser will deliver to AEC all copies, other than permanent file copies then in the Purchaser's possession, of the most recent prospectus covering such

                                 6
Registrable Securities at the time of receipt of such notice. In the event AEC shall give such notice, AEC shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when AEC shall make available to the Purchaser a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

     SECTION 3.2.  Registration Expenses.   In connection with any Demand
Registration, AEC shall pay the following registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) AEC's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for AEC and customary fees and expenses for independent certified public accountants retained by AEC (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(h) hereof), (vii) the fees and expenses of any special experts retained by AEC in connection with such registration and (viii) reasonable fees and expenses of one firm of counsel for the Purchaser retained as the Purchaser's counsel with respect to such Demand Registration. AEC shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or the cost of any special audit required by the Purchaser, such costs to be borne by the Purchaser.

                       ARTICLE IV
            INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1. Indemnification by AEC. AEC agrees to indemnify and hold harmless the Purchaser, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fees, costs or expenses and costs and expenses of investigating and defending any such claim (collectively, "Damages"), joint or several, and any action in respect thereof to which the Purchaser, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to AEC by the Purchaser or an Underwriter expressly for use therein, and shall reimburse the Purchaser, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person for any legal and other expenses reasonably incurred by the Purchaser, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that AEC shall not be liable to the Purchaser to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Purchaser failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by the Purchaser to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission; provided further, however, that AEC shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an

                                 7
untrue statement or alleged untrue statement or omission or alleged omission in any prospectus if (x) such untrue statement or omission or alleged omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of AEC with copies of such prospectus as so amended or supplemented, the Purchaser thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. AEC also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person or entity who controls such Underwriters on customary terms.

     SECTION 4.2. Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless AEC, its partners, Affiliates, officers, directors, employees and duly authorized agents and each Person or entity, if any, who controls AEC within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person, to the same extent as the foregoing indemnity from AEC to the Purchaser, but only with reference to information related to the Purchaser or its plan of distribution, furnished in writing by the Purchaser or on the Purchaser's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against AEC or its partners, Affiliates, officers, directors, employees or duly authorized agents or any such controlling Person or its partners, Affiliates, officers, directors, employees or duly authorized agents, in respect of which indemnity may be sought against the Purchaser, the Purchaser shall have the rights and duties given to AEC, and AEC or its partners, Affiliates, officers, directors, employees or duly authorized agents, or such controlling Person, or its partners, Affiliates, officers, directors, employees or duly authorized agents, shall have the comparable rights and duties given to the Purchasers by
Section 4.1. The Purchaser also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities with reference to the same information as to which it agrees to indemnify AEC referenced above, their officers and directors and each Person who controls such Underwriters on customary terms. AEC shall be entitled to receive indemnities on customary terms from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respct to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

     SECTION 4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; in the event an Indemnified Party shall fail to give such notice as provided in this Section 4.3 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in Section
4.1 or 4.2 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the

                                  8
Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of AEC and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     SECTION 4.4. Contribution. If the indemnification provided for in this Article IV is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between AEC and the Purchaser on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by AEC and the Purchaser on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of AEC and the Purchaser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between AEC on the one hand and the Purchaser on the other, in such proportion as is appropriate to reflect the relative fault of AEC and of the Purchaser in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by AEC and the Purchaser on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by AEC and the Purchaser bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of AEC and the Purchaser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied byAEC and the Purchaser or by the Underwriters. The relative fault of AEC on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          AEC and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities

                                  9
underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Purchaser shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Purchaser were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                      ARTICLE V
                    MISCELLANEOUS

     SECTION 5.1.  Term.   The registration rights provided to the holders
of Registrable Securities hereunder shall terminate on April 16, 1999; provided, however, that the provisions of Article IV hereof shall survive any termination of this Agreement.

     SECTION 5.2. Rule 144. AEC covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar rule or
regulation hereafter adopted by the Commission.    If at any time AEC is not
required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. Upon the request of the Purchaser, AEC will deliver to the Purchaser a written statement as to whether it has complied with such requirements.

     SECTION 5.3. Restrictions on Sale by AEC and Others. AEC agrees and it shall use its best efforts to cause its affiliates to agree (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to, and during the period beginning on the effective date of any registration statement (except as part of such registration statement) until all of the Registrable Securities offered thereof have been sold if, and to the extent, reasonably requested by the managing Underwriter or Underwriters in the case of an underwritten public offering, provided, however, that such period shall not exceed ninety (90) days, and (ii) to use commercially reasonable efforts to ensure that any agreement entered into after the date hereof shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in
(i) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 5.3 shall not prevent (x) the conversion or exchange of any securities pursuant to their terms into or for other securities or (y) the issuance of any securities to employees of AEC or pursuant to any employee plan.

     SECTION 5.4.  Amendment and Modification.  Any provision of this
Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought.
The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless AEC has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a registration statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that

                                  10
the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     SECTION 5.5. Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Purchaser may assign its rights under this Agreement to any subsequent holder of Notes or Conversion Shares, provided that AEC shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Subscription Agreement and the Notes sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     SECTION 5.6. Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     SECTION 5.7.  Notices.  All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the mail, registered or certified, return receipt requested, postage prepaid, or delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice: (i) if to the Company, to: Andrea Electronics Corporation, 11-40 45th Road, Long Island
City, New York  11101, Attention: Patrick Pilch, Facsimile No.:               ;
with copies (which shall not constitute notice) to:               ;
and (ii) if to the Purchaser, to the Purchaser's address set forth on its counterpart signature page hereto. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the third business day following the date mailed or on the second business day following delivery of such notice by a reputable air courier service.

     SECTION 5.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     SECTION 5.9. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     SECTION 5.10. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

     SECTION 5.11. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     SECTION 5.12. Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall

                                    11
be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                 [signature page follows]

                                12

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                               ANDREA ELECTRONICS CORPORATION


                               By:

                                  Name:  Patrick Pilch
                                  Title: Executive
                                         Vice President,
                                         Chief Financial Officer


                               [NAME OF PURCHASER]

                               By:

                               Name:

                               Title:


                               Purchaser's Address for
Notices
                               Pursuant to Section 5.7:

   Attention:
                               Facsimile No.:

                                 EXHIBIT C
                          CERTIFICATE OF TRANSFER

     In connection with the transfer of certain 15% Convertible Subordinated Debentures Due October 16, 1997 (the Debentures ) of Andrea Electronics Corporation (the Company ) or the shares of Common Stock of the Company issued or issuable upon conversion of such Debentures (the Shares ), in respect of which transfer this Certificate is being delivered to the Company, and which transfer is proposed to occur prior to the date that is three years after the later of April 16, 1996 and the last date on which such Debentures (or any predecessor securities) or such Shares, as the case may be, were owned by the Company or any affiliate of the Company, the undersigned confirms that such Debentures or Shares, as the case may be, are being transferred:

                            CHECK ONE BOX BELOW

     [    ]  (a)    pursuant to offers and sales to non-U.S. persons that occur outside of the United States within the meaning of Regulation S under the Securities Act of 1933, as amended;

     [    ]  (b)    to an institutional  accredited investor  (as defined in
Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Company a signed letter containing certain representations and agreements (the form of which letter is attached hereto);

     [    ]  (c)    to the Company.

Dated:


                                   Signature

                                   Signature

FORM OF TRANSFEREE LETTER
FOR INSTITUTIONAL ACCREDITED INVESTORS

Andrea Electronics Corporation
11-40 45th Road
Long Island City, NY  11101

Ladies and Gentlemen:

     The undersigned is delivering this letter in connection with the proposed transfer of one or more of the 15% Convertible Subordinated Debentures Due October 16, 1997 (the Debentures ) of Andrea Electronics Corporation (the Company ) or the shares of Common Stock, par value $.50 per share (the Shares ), of the Company into which such Debentures are convertible. For purposes of this letter, the term Securities shall mean the Debentures or the Shares, as the case may, that are the subject of such proposed transfer.

     The undersigned hereby confirms that:

          (i) the undersigned is an institutional accredited investor (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the Securities Act), an Institutional Accredited Investor );

          (ii) (A) any purchase of the Securities by the undersigned will be for the undersigned s own account or for the account of one or more other Institutional Accredited Investors for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a bank , within the meaning of Section 3(a)(2) of the Securities act, or a savings and loan association or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which the undersigned exercises sole investment discretion;

          (iii) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of purchasing the Securities; and

          (iv) the undersigned is not acquiring the Securities with a view to the distribution thereof or with any present intention of offering or reselling the Securities, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain'at all times within its control.

     The undersigned understand that the proposed transfer of the Securities does not involve any public offering within the United States within the meaning of the Securities Act and that such proposed transfer of the Securities has not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Securities, that such Securities may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) inside the United States to an Institutional Accredited Investor that, prior to such transfer furnishes to the Company a signed letter contain the same representations and agreements relating to the restriction on transfer of such Securities set forth herein, (c) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (d) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (e) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Securities referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. The undersigned further agrees to provide any person purchasing any of the Securities from the undersigned a notice advising such purchaser that resales of such Securities are restricted as stated herein. The undersigned understands that the registrar and transfer agent for the Securities (which in the case of the Debentures shall be the Company) will not be required to accept for registration or transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend or legends (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.

     The undersigned acknowledges that the Company, others and you will rely upon the undersigned s confirmations, acknowledgements and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of its representations or warranties herein ceases to be accurate and complete.


                                                   (Name of Purchaser)

                                   By:

                                   Name:

                                   Title:
                                   Address:

EXHIBIT D

Seller Representation Letter
(for resales into the U.S. pursuant to Section 5.02(c) of the Securities Purchase Agreement)


Andrea Electronics Corporation
11-40 45th Road
Long Island City, New York  11101
Attention:  Chief Financial Officer


     Re: 15% Convertible Subordinated Debentures Due October 16, 1997 (the Debentures ) of Andrea Electronics Corporation (the Company ); Shares of Common Stock, par value $.50 per share, of the Company into which the Debentures are Convertible (the Shares ; and together with the Debentures, the Securities )

Ladies and Gentlemen:

     In order to effect the transfer of certain Securities by the undersigned the Transferor ) without registration under the U.S. Securities Act of 1933, as amended (the Securities Act ) and to have the legend removed from the Securities, the Transferor represents, warrants and acknowledges to the Company that:

A. the Transferor has not been engaged as a distributor or dealer by the Company or anyone else in respect of the Securities, and is not receiving a selling commission fee or other renumeration, with respect to the Securities Purchase Agreement pursuant to which the Debentures were originally issued and sold (the Securities Purchase Agreement ) or otherwise in connection with any purchaser and/or sale of the Securities;

B. neither the Transferor nor any person acting for the Transferor has conducted any general solicitation relating to the offer and sale of the Securities in the United States;

C. the Transferor understands that the transfer of the Securities to the Purchase on the books of the Company is to be made in reliance on the specific exemptions from the registration requirements of the United States federal securities laws and any applicable state securities laws ( State Acts ) listed in the attachment hereto and that the Company is relying upon the truth and accuracy of, and the Transferor s compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of the Transferor to sell, transfer or otherwise dispose of the Securities;

D. the Transferor is not transferring the Securities to settle any put option, short position or other similar instrument or position with respect to the Shares of securities of the same class as the Shares;

E. assuming that the Debentures were originally issued in compliance with Regulation S under the Securities Act, upon consultation with counsel, the Transferor believes that the sale, transfer or other disposition of the Securities in respect of which this letter is being provided is not in violation of the Securities Act, the U.S. Securities Exchange Act of 1934, as amended, any applicable State Acts or other rules and regulations of the U.S. Securities Exchange Commission and any state securities commissions promulgated under any of the foregoing; and

F. the representations and warranties made by the Transferor to the Company at the time that the Transferor acquired the Securities remain true and correct.

                                   Transferor:
                                                   (Name of Transferor)

                                   By:

                                   Name:

                                   Title: